                                                                   EXHIBIT 99.2

                                                       MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK CARGO, INC.                          ACCRUAL BASIS

CASE  NUMBER:  400-42145-BJH-11                        02/13/95, RWD, 2/96

JUDGE:  BARBARA J. HOUSER                                          AMENDED

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                       MONTHLY OPERATING REPORT - AMENDED

                         MONTH ENDING: DECEMBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:
/s/ Drew Keith                                  CHIEF FINANCIAL OFFICER
-------------------------------------------     ------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY     TITLE

DREW KEITH                                            3/20/01
-------------------------------------------     -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                  AMENDED AS OF DATE

PREPARER:
/s/ Kevin K. Craig                              CONTROLLER, KITTY HAWK INC.
-------------------------------------------     ------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                         TITLE

KEVIN K. CRAIG                                        3/20/01
-------------------------------------------     -----------------------------
PRINTED NAME OF PREPARER                           AMENDED AS OF DATE


                                                            MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                                    ACCRUAL BASIS-1

CASE  NUMBER: 400-42145-BJH-11                  02/13/95, RWD, 2/96

                                                AMENDED

COMPARATIVE  BALANCE  SHEET
---------------------------
                                               SCHEDULE             MONTH             MONTH              MONTH
ASSETS                                          AMOUNT           OCTOBER, 2000    NOVEMBER, 2000     DECEMBER, 2000
------                                         --------          -------------    --------------     --------------
1.        UNRESTRICTED  CASH                                           $11,403           $18,994             $6,500
2.        RESTRICTED  CASH                                                  $0                $0                 $0
                                               ------------        -----------       -----------        -----------
3.        TOTAL  CASH                                    $0            $11,403           $18,994             $6,500
                                               ============        ===========       ===========        ===========
4.        ACCOUNTS  RECEIVABLE  (NET)           $41,314,895        $45,871,879       $41,823,498        $31,467,950
5.        INVENTORY                                                         $0                $0                 $0
6.        NOTES  RECEIVABLE                                                 $0                $0                 $0
7.        PREPAID  EXPENSES                         $35,445           $110,446           $60,446                 $0
8.        OTHER  (ATTACH  LIST)                $102,257,281        $29,257,302       $32,200,731        $34,704,363
                                               ------------        -----------       -----------        -----------
9.        TOTAL  CURRENT  ASSETS               $143,607,621        $75,251,030       $74,103,669        $66,178,813
                                               ============        ===========       ===========        ===========
10.       PROPERTY,  PLANT  &  EQUIPMENT         $2,455,211         $4,680,431        $4,673,382         $4,677,221
11.       LESS:  ACCUMULATED
          DEPRECIATION / DEPLETION                                  $2,324,407        $2,404,743         $2,448,129
                                               ------------         ----------        ----------         ----------
12.       NET  PROPERTY,  PLANT  &
          EQUIPMENT                              $2,455,211         $2,356,024        $2,268,639         $2,229,092
                                               ============         ==========        ==========         ==========
13.       DUE FROM INSIDERS                                                 $0                $0                 $0
14.       OTHER  ASSETS  -  NET  OF
          AMORTIZATION  (ATTACH  LIST)                                      $0                $0                 $0
15.       OTHER (ATTACH LIST)                                               $0                $0                 $0
                                               ------------        -----------       -----------        -----------
16.       TOTAL ASSETS                         $146,062,832        $77,607,054       $76,372,308        $68,407,905
                                               ============        ===========       ===========        ===========
POSTPETITION  LIABILITIES
-------------------------
17.       ACCOUNTS  PAYABLE                                           $913,187          $878,600         $1,324,477
18.       TAXES  PAYABLE                                            $1,040,314          $881,040           $825,105
19.       NOTES  PAYABLE                                                    $0                $0                 $0
20.       PROFESSIONAL  FEES                                                $0                $0                 $0
21.       SECURED  DEBT                                                     $0                $0                 $0
22.       OTHER  (ATTACH  LIST)                                     $1,830,980        $1,409,819        ($1,212,090)
                                                                    ----------        ----------        -----------
23.       TOTAL  POSTPETITION
          LIABILITIES                                               $3,784,481        $3,169,459           $937,492
                                                                    ==========        ==========           ========
PREPETITION  LIABILITIES
------------------------
24.       SECURED  DEBT                                                     $0                $0                 $0
25.       PRIORITY  DEBT                           $496,687                 $0                $0                 $0
26.       UNSECURED  DEBT                       $78,864,376         $5,091,940        $5,091,940         $5,091,940
27.       OTHER (ATTACH LIST)                                       $5,603,944        $5,603,944         $5,272,081
                                                                    ----------        ----------         ----------
28.       TOTAL  PREPETITION  LIABILITIES       $79,361,063        $10,695,884       $10,695,884        $10,364,021
                                                ===========        ===========       ===========        ===========
29.       TOTAL LIABILITIES                     $79,361,063        $14,480,365       $13,865,343        $11,301,513
                                                ===========        ===========       ===========        ===========
EQUITY
------
30.       PREPETITION  OWNERS'  EQUITY                             $62,156,580       $62,156,580        $61,869,075
31.       POSTPETITION  CUMULATIVE
          PROFIT  OR  (LOSS)                                          $970,109          $350,385        ($4,762,683)
32.       DIRECT  CHARGES  TO  EQUITY
          (ATTACH  EXPLANATION)                                             $0                $0                 $0
                                                -----------        -----------       -----------        -----------
33.       TOTAL  EQUITY                                  $0        $63,126,689       $62,506,965        $57,106,392
                                                ===========        ===========       ===========        ===========
34.       TOTAL  LIABILITIES  &
          OWNERS'  EQUITY                       $79,361,063        $77,607,054       $76,372,308        $68,407,905
                                                ===========        ===========       ===========        ===========
                                                                            $0                $0                 $0


                                                        MONTHLY OPERATING REPORT

CASE  NAME: KITTY HAWK CARGO, INC                   ACCRUAL BASIS-2 AMENDED

CASE  NUMBER: 400-42145-BJH-11               02/13/95, RWD, 2/96

INCOME STATEMENT
----------------

                                                   MONTH            MONTH               MONTH                 QUARTER
REVENUES                                      OCTOBER, 2000    NOVEMBER, 2000       DECEMBER, 2000             TOTAL
--------                                      -------------    --------------       --------------           ----------
1.      GROSS  REVENUES                         $16,789,197       $14,594,495           $9,644,462          $41,028,154
2.      LESS:  RETURNS & DISCOUNTS                       $0                $0                   $0                   $0
                                                -----------       -----------          -----------          -----------
3.      NET  REVENUE                            $16,789,197       $14,594,495           $9,644,462          $41,028,154
                                                ===========       ===========           ==========          ===========
COST  OF  GOODS  SOLD
---------------------
4.      MATERIAL                                         $0                $0                   $0                   $0
5.      DIRECT  LABOR                                    $0                $0                   $0                   $0
6.      DIRECT  OVERHEAD                                 $0                $0                   $0                   $0
                                                -----------       -----------          -----------          -----------
7.      TOTAL  COST  OF  GOODS  SOLD                     $0                $0                   $0                   $0
                                                ===========       ===========          ===========          ===========
8.      GROSS  PROFIT                           $16,789,197       $14,594,495           $9,644,462          $41,028,154

OPERATING  EXPENSES
-------------------
9.      OFFICER / INSIDER  COMPENSATION             $13,788           $12,308              $21,538              $47,634
10.     SELLING  &  MARKETING                            $0                $0                   $0                   $0
11.     GENERAL & ADMINISTRATIVE                 $1,233,078        $1,136,404           $2,544,564           $4,914,046
12.     RENT  &  LEASE                             $283,767          $283,767             $304,688             $872,222
13.     OTHER (ATTACH LIST)                     $14,842,961       $13,973,625          $15,008,678          $43,825,264
                                                -----------       -----------          -----------          -----------
14.     TOTAL  OPERATING  EXPENSES              $16,373,594       $15,406,104          $17,879,468          $49,659,166
                                                ===========       ===========          ===========          ===========
15.     INCOME  BEFORE  NON-OPERATING
        INCOME & EXPENSE                           $415,603         ($811,609)         ($8,235,006)         ($8,631,012)
                                                ===========       ===========          ===========          ===========
OTHER  INCOME  &  EXPENSES
--------------------------
16.     NON-OPERATING INCOME (ATT.  LIST)           ($2,500)               $0                   $0              ($2,500)
17.     NON-OPERATING EXPENSE (ATT.  LIST)               $0            $1,168                   $0               $1,168
18.     INTEREST  EXPENSE                          $191,724          $135,854             $236,098             $563,676
19.     DEPRECIATION / DEPLETION                    $50,920           $84,217              $50,673             $185,810
20.     AMORTIZATION                                     $0                $0                   $0                   $0
21.     OTHER (ATTACH LIST)                              $0                $0                   $0                   $0
                                                -----------       -----------          -----------          -----------
22.     NET  OTHER INCOME & EXPENSES               $240,144          $221,239             $286,771             $748,154
                                                ===========       ===========          ===========          ===========
REORGANIZATION  EXPENSES
------------------------
23.     PROFESSIONAL  FEES                               $0                $0                   $0                   $0
24.     U.S.  TRUSTEE  FEES                              $0                $0                 $250                 $250
25.     OTHER (ATTACH LIST)                              $0                $0                   $0                   $0
                                                -----------       -----------          -----------          -----------
26.     TOTAL  REORGANIZATION  EXPENSES                  $0                $0                   $0                 $250
                                                         ==                ==                   ==                 ====
27.     INCOME  TAX                                 $70,183         ($413,140)         ($3,408,710)         ($3,751,667)
                                                ===========       ===========          ===========          ===========
28.     NET  PROFIT  (LOSS)                        $105,276         ($619,708)         ($5,113,067)         ($5,627,749)
                                                ===========       ===========          ===========          ===========

                                                        MONTHLY OPERATING REPORT

CASE  NAME: KITTY HAWK CARGO, INC                 ACCRUAL BASIS-3

CASE  NUMBER: 400-42145-BJH-11                     02/13/95, RWD, 2/96


CASH  RECEIPTS  AND                              MONTH              MONTH              MONTH               QUARTER
DISBURSEMENTS                                 OCTOBER, 2000     NOVEMBER, 2000     DECEMBER, 2000           TOTAL
-------------                                 -------------     --------------     --------------       ------------
1.     CASH - BEGINNING  OF  MONTH                  $81,097            $11,404            $18,994            $81,097
                                               ============       ============       ============       ============

RECEIPTS  FROM  OPERATIONS
--------------------------
2.     CASH  SALES                                       $0                 $0                 $0                 $0
                                               ============       ============       ============       ============

COLLECTION  OF  ACCOUNTS  RECEIVABLE
------------------------------------
3.     PREPETITION                                       $0                 $0                 $0                 $0
4.     POSTPETITION                             $12,727,770        $13,672,378        $13,779,280        $40,179,428
                                                ------------       ------------       ------------       ------------
5.     TOTAL  OPERATING  RECEIPTS               $12,727,770        $13,672,378        $13,779,280        $40,179,428
                                                ============       ============       ============       ============

NON - OPERATING RECEIPTS
------------------------
6.     LOANS  &  ADVANCES  (ATTACH  LIST)                $0                 $0                 $0                 $0
7.     SALE  OF  ASSETS                                  $0                 $0                 $0                 $0
8.     OTHER  (ATTACH  LIST)                   ($12,797,463)      ($13,664,788)      ($13,846,051)      ($40,308,302)
                                               ------------       ------------       ------------       ------------
9.     TOTAL  NON-OPERATING  RECEIPTS          ($12,797,463)      ($13,664,788)      ($13,846,051)      ($40,308,302)
                                               ============       ============       ============       ============
10.    TOTAL  RECEIPTS                             ($69,693)            $7,590           ($66,771)         ($128,874)
                                               ============       ============       ============       ============
11.    TOTAL  CASH  AVAILABLE                       $11,404            $18,994           ($47,777)          ($47,777)
                                               ============       ============       ============       ============

OPERATING  DISBURSEMENTS
------------------------
12.    NET  PAYROLL                                                                                               $0
13.    PAYROLL TAXES PAID                                                                                         $0
14.    SALES,  USE  &  OTHER  TAXES  PAID                                                                         $0
15.    SECURED / RENTAL / LEASES                                                                                  $0
16.    UTILITIES                                                                                                  $0
17.    INSURANCE                                                                                                  $0
18.    INVENTORY  PURCHASES                                                                                       $0
19.    VEHICLE  EXPENSES                                                                                          $0
20.    TRAVEL                                                                                                     $0
21.    ENTERTAINMENT                                                                                              $0
22.    REPAIRS  &  MAINTENANCE                                                                                    $0
23.    SUPPLIES                                                                                                   $0
24.    ADVERTISING                                                                                                $0
25.    OTHER  (ATTACH  LIST)                                                             ($54,277)          ($54,277)
                                               ------------       ------------       ------------       ------------
26.    TOTAL  OPERATING  DISBURSEMENTS                   $0                 $0           ($54,277)          ($54,277)
                                               ============       ============       ============       ============

REORGANIZATION  EXPENSES
------------------------
27.    PROFESSIONAL  FEES                                                                                         $0
28.    U.S.  TRUSTEE  FEES                                                                                        $0
29.    OTHER  (ATTACH  LIST)                                                                                      $0
                                               ------------       ------------       ------------       ------------
30.    TOTAL  REORGANIZATION  EXPENSES                   $0                 $0                 $0                 $0
                                               ============       ============       ============       ============
31.    TOTAL  DISBURSEMENTS                              $0                 $0           ($54,277)          ($54,277)
                                               ============       ============       ============       ============
32.    NET  CASH  FLOW                             ($69,693)            $7,590           ($12,494)          ($74,597)
                                               ============       ============       ============       ============
33.    CASH - END OF MONTH                          $11,404            $18,994             $6,500             $6,500
                                               ============       ============       ============       ============



                                                        MONTHLY OPERATING REPORT

CASE  NAME: KITTY HAWK CARGO, INC                   ACCRUAL BASIS-4

CASE  NUMBER:  400-42145-BJH-11                         02/13/95, RWD, 2/96


                                                  SCHEDULE              MONTH             MONTH                MONTH
ACCOUNTS  RECEIVABLE  AGING                        AMOUNT          OCTOBER, 2000      NOVEMBER, 2000      DECEMBER, 2000
---------------------------                       -------------    -------------      --------------      --------------
1.    0-30                                          $21,518,319      $17,299,434        $23,185,336         $21,771,874
2.    31-60                                         $14,127,296       $9,839,660         $2,083,332          $1,418,695
3.    61-90                                          $2,070,404       $2,066,187           $583,922            $407,648
4.    91+                                            $3,598,876      $10,647,856         $9,858,516          $6,610,655
                                                   ------------      -----------        -----------         -----------
5.    TOTAL  ACCOUNTS  RECEIVABLE                   $41,314,895      $39,853,137        $35,711,106         $30,208,872
                                                    ===========      ===========        ===========         ===========
6.    AMOUNT  CONSIDERED  UNCOLLECTIBLE
7.    ACCOUNTS  RECEIVABLE  (NET)                   $41,314,895      $39,853,137        $35,711,106         $30,208,872
                                                    ===========      ===========        ===========         ===========

AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                          MONTH: DECEMBER, 2000
----------------------- ---------------------                          ---------------------

                                       0-30           31-60            61-90              91+
TAXES  PAYABLE                         DAYS            DAYS             DAYS               DAYS                    TOTAL
--------------                         ----            ----             ----               ----                    -----
1.    FEDERAL                       $825,105                                                                    $825,105
2.    STATE                                                                                                           $0
3.    LOCAL                                                                                                           $0
4.    OTHER (ATTACH LIST)                                                                                             $0
                                    --------          ---------         --------          ---------          -----------
5.    TOTAL  TAXES  PAYABLE         $825,105                 $0               $0                 $0             $825,105
                                    ========          =========         ========          =========          ===========

6.    ACCOUNTS  PAYABLE             $894,214           $109,605          $36,231           $284,427           $1,324,477
                                    ========          =========         ========          =========          ===========


STATUS  OF  POSTPETITION  TAXES                                            MONTH: DECEMBER, 2000
-------------------------------                                            ---------------------

                                                    BEGINNING         AMOUNT                                  ENDING
                                                       TAX         WITHHELD AND/      AMOUNT                    TAX
FEDERAL                                            LIABILITY*       0R ACCRUED         PAID                  LIABILITY
-------                                            ------------    -------------     -----------             -----------
1.    WITHHOLDING**                                          $0         $422,727        $422,727                      $0
2.    FICA-EMPLOYEE**                                        $0                                                       $0
3.    FICA-EMPLOYER**                                        $0                                                       $0
4.    UNEMPLOYMENT                                           $0                                                       $0
5.    INCOME                                                 $0                                                       $0
6.    OTHER (ATTACH LIST)                              $881,040         $825,105        $881,040                $825,105
                                                       --------       ----------      ----------                --------
7.    TOTAL  FEDERAL  TAXES                            $881,040       $1,247,832      $1,303,767                $825,105
                                                       ========       ==========      ==========                ========
STATE  AND  LOCAL
-----------------
8.    WITHHOLDING                                            $0                                                       $0
9.    SALES                                                  $0                                                       $0
10.   EXCISE                                                 $0                                                       $0
11.   UNEMPLOYMENT                                           $0                                                       $0
12.   REAL  PROPERTY                                         $0                                                       $0
13.   PERSONAL  PROPERTY                                     $0                                                       $0
14.   OTHER (ATTACH LIST)                                    $0                                                       $0
                                                       --------       ----------      ----------                --------
15.   TOTAL  STATE  &  LOCAL                                 $0               $0              $0                      $0
                                                       ========       ==========      ==========                ========
16.   TOTAL  TAXES                                     $881,040       $1,247,832      $1,303,767                $825,105
                                                       ========       ==========      ==========                ========


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK CARGO, INC                    ACCRUAL BASIS-5

CASE NUMBER: 400-42145-BJH-11                              02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: DECEMBER, 2000
BANK  RECONCILIATIONS
---------------------
                                                 Account #1       Account #2    Account #3
                                                 ----------       ----------    ----------
A.      BANK:                               Bank One
B.      ACCOUNT  NUMBER:                           1559691298                                     TOTAL
C.      PURPOSE  (TYPE):                    Operations Account
1.  BALANCE  PER  BANK  STATEMENT                          $0                                           $0
2.  ADD:  TOTAL  DEPOSITS  NOT  CREDITED                   $0                                           $0
3.  SUBTRACT:  OUTSTANDING  CHECKS                         $0                                           $0
4.  OTHER  RECONCILING  ITEMS                              $0                                           $0
                                            -----------------     ----------    ----------       ---------
5.  MONTH  END  BALANCE  PER  BOOKS                        $0             $0            $0              $0
                                            =================     ==========    ==========       ==========
6.  NUMBER  OF  LAST  CHECK  WRITTEN


INVESTMENT ACCOUNTS
-------------------

                                                 DATE OF                 TYPE OF                PURCHASE                CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                 PURCHASE               INSTRUMENT                PRICE                   VALUE
-------------------------------                 --------               ----------               --------                -------
7.      N/A
8.
9.

10.

11.     TOTAL  INVESTMENTS                                                                            $0                     $0
                                                                                                ========                =======

CASH
----
12.     CURRENCY ON HAND                                                                                $6,500
                                                                                                        ------
13.     TOTAL  CASH  -  END  OF MONTH                                                                   $6,500
                                                                                                        ======

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK CARGO, INC                  ACCRUAL BASIS-6

CASE  NUMBER: 400-42145-BJH-11                         02/13/95, RWD, 2/96

                                                       MONTH:  DECEMBER, 2000

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                           INSIDERS
                                           --------

                                TYPE OF         AMOUNT           TOTAL PAID
              NAME              PAYMENT          PAID              TO DATE
              ----              -------         --------         ---------
1.   Toby Skaar                 Salary          $21,538            $98,165
2.
3.
4.
5.

6.   TOTAL  PAYMENTS
     TO  INSIDERS                               $21,538             $98,165
                                                =======             =======


                                                                     PROFESSIONALS
                                                                     -------------
                                     DATE OF COURT                                                                        TOTAL
                                   ORDER AUTHORIZING           AMOUNT             AMOUNT            TOTAL PAID          INCURRED
        NAME                            PAYMENT               APPROVED             PAID              TO DATE           & UNPAID *
        ----                       -----------------          --------            ------            ----------         ----------
1.   SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
2.
3.
4.
5.

6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                              $0                $0                    $0               $0
                                                                    ==                ==                    ==               ==

----------
*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                             SCHEDULED            AMOUNTS
                                                              MONTHLY              PAID               TOTAL
                                                              PAYMENTS            DURING              UNPAID
                    NAME OF CREDITOR                            DUE                MONTH           POSTPETITION
                    ----------------                         ---------           --------          ------------
1.   National City Bank & Ft Wayne - Allen County            $183,476            $184,600                 $0
2.   Ridgely - City of Philadelphia - PHL                     $25,508             $46,429                 $0
3.   NY/NJ Airport Authority - EWR                            $27,792             $28,437                 $0
4.   City of Los Angeles - LAX                                $39,562             $34,022                 $0
5.   Airport Group Int'l - ATL                                $11,550             $11,200                 $0
                                                             --------            --------                 --
6.   TOTAL                                                   $287,889            $304,688                 $0
                                                             ========            ========                 ==

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK CARGO, INC               ACCRUAL BASIS-7

CASE  NUMBER: 400-42145-BJH-11                         02/13/95, RWD, 2/96

                                                       MONTH: DECEMBER, 2000

QUESTIONNAIRE
-------------
                                                                                YES               NO
                                                                                ---               --
1.    HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE                                      X
      THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?

2.    HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT                                        X
      OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?

3.    ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                                       X
      LOANS) DUE  FROM RELATED PARTIES?

4.    HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES                                X
      THIS REPORTING PERIOD?

5.    HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE                                        X
      DEBTOR FROM ANY PARTY?

6.    ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                           X

7.    ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES                                    X
      PAST  DUE?

8.    ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                      X

9.    ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                               X

10.   ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                                         X
      DELINQUENT?

11.   HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE                                       X
      REPORTING PERIOD?

12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                              X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INSURANCE
---------

                                                                                      YES               NO
                                                                                      ---               --
1.    ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                          X
      NECESSARY INSURANCE COVERAGES IN EFFECT?

2.    ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                      X

3.    PLEASE  ITEMIZE  POLICIES  BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                              INSTALLMENT  PAYMENTS
                              ---------------------

           TYPE  OF                                               PAYMENT AMOUNT
            POLICY       CARRIER              PERIOD COVERED         & FREQUENCY
           --------      -------              --------------         -----------

      SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11

CASE  NAME: KITTY HAWK CARGO, INC

CASE  NUMBER:  400-42145-BJH-11

DETAILS OF OTHER ITEMS                                           DECEMBER, 2000

ACCRUAL BASIS-1

8.    OTHER  (ATTACH  LIST)                                        $ 34,704,363  Reported
                                                                   ------------
           Net of all I/C Accts Receivable/Payable                   34,484,149
           Intangibles - Other                                          154,458
           Deposits                                                      65,756
                                                                   ============
                                                                     34,704,363  Detail
                                                                   ------------
                                                                              -  Difference
                                                                   -----------

22.   OTHER  (ATTACH  LIST)                                        $ (1,212,090) Reported
                                                                   ------------
           Accrued Liabilities                                        1,669,323
           Accrued Salaries & PR Taxes                                  298,061
           Less:  FET Taxes Payable (Line 18)                          (825,105)
           Post-petition Fed Inc Tax                                 (2,354,369)
                                                                   ------------
              *** FET recorded in Taxes Payable                      (1,212,090) Detail
                                                                   ------------
                                                                              -  Difference
                                                                   ------------

27.   OTHER (ATTACH LIST)                                           $ 5,272,081  Reported
                                                                   ------------
           Pre-petition Fed Inc Tax                                   4,022,982
           Pre-petition Deposits                                        479,840
           Pre-petition Taxes Other                                           -
           Pre-petition Accrued Liabilities                             769,259
                                                                   ------------
                                                                      5,272,081  Detail
                                                                   ------------
                                                                              -  Difference
                                                                   ------------
ACCRUAL BASIS-2

13.   OTHER (ATTACH LIST)                                           $15,008,678  Reported
                                                                   ------------
             Aircraft Costs                                           1,896,077
             I/C Aircraft Costs (KHA)                                 5,296,171
             KHC Ground Handling (Operations Payroll)                 1,114,897
             Outstation Ground Handling                               1,362,846
             Trucking Costs                                             495,113
             Fuel                                                     3,975,340
             Contract Labor                                              69,103
             Other                                                      799,131
                                                                   ------------
                                                                     15,008,678  Detail
                                                                   ------------
                                                                              -  Difference
                                                                   ------------
ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                         (13,846,051) Reported
                                                                   ------------
           Transfer to Inc - all money sweeps                       (13,846,051) Detail
                                                                   ------------
              to KH Inc. Case #400-42141                                      -  Difference
                                                                   ------------

ACCRUAL BASIS-4

6.    OTHER  (ATTACH  LIST)                                           1,706,145  Reported
                                                                   ------------
           FET (720) 11/01-15/00 Pd 12/11                               497,501
           FET (720) 11/15-30/00 Pd 12/27                               383,539
           FET (720) 12/01-31/00                                        825,105
                                                                   ------------
                                                                      1,706,145  Detail
                                                                   ============
                                                                              -  Difference
                                                                   ------------

CASE  NAME:  KITTY HAWK CARGO, INC.                        FOOTNOTES SUPPLEMENT

CASE  NUMBER: 400-42145-BJH-11                             ACCRUAL BASIS

                                                 MONTH:      December 2000



ACCRUAL BASIS
FORM NUMBER    LINE NUMBER                   FOOTNOTE / EXPLANATION
------------   -----------                   ----------------------
1,2            GENERAL          Comparative Balance Sheet and Income Statements are
                                 amended for further information discovered in preparation for annual audit subsequent to original filing date of January 31,
                                 2001.

6                               All Professional fees related to the Reorganization of the
                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
                                 Company). Refer to Case # 400-42141

7                               All insurance plans related to the Company are carried
                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                 400-42141.

3                 3             The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetion accounts receivable and post petition accounts receivable. Therefore, cash receipts is provided in total for the month.



3                 8             All cash received into the Company cash accounts is swept
                                 each night to Kitty Hawk, Inc. Master Account (see Case
                                 #400-42141).

3                 31            All disbursements (either by wire transfer or check), including payroll are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.

4                 6             All assessment of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                 are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.

4                 7             The A/R aging does not reconcile to the general ledger due to historical system problems.  In addition, A/R aging is for Trade A/R only.

4                 6             Accounts payable on the aging are in the 60 and 90 day categories due to wire transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P aging and invoices on Kitty Hawk Cargo Aging. Company is working on clearing these items.

1                 30            Prepetition Owner's Equity Changes due to 1999 Audit Adjustments and other prepetition adjustments

3                 25            Adjustment made to reconcile Cash Accounts.  Amount due to overexpense of Petty Cash funds.
